UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2006
Corporate Property Associates 14 Incorporated
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-25771 (Commission File Number)	13-3951476 (IRS Employer Identification Number)

50 Rockefeller Plaza New York, NY (Address of principal executive offices)		10020 (Zip Code)
(212) 492-1100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets
ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EX-23.1: CONSENT OF PRICEWATERHOUSECOOPERS LLP
EX-99.1: FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED
EX-99.2: PRO FORMA FINANCIAL INFORMATION

CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED
Explanatory Note:
On December 1, 2006, the registrant filed a Current Report on Form 8-K to report the completion of the acquisition of Corporate Property Associates 12 Incorporated (“CPA®:12”), an affiliated entity. The purpose of this amendment to the Current Report is to include the financial statements of the business acquired and the pro forma financial information required by Article 11 of Regulation S-X, which are attached as Exhibits 99.1 and 99.2, respectively, hereto.
ITEM 2.01 Completion of Acquisition or Disposition of Assets
On December 1, 2006, the registrant announced that the proposed merger of CPA®:12 with and into the registrant was consummated and became effective on December 1, 2006. In the merger, the registrant acquired 87 properties from CPA®:12 consisting primarily of office, industrial, retail and warehouse facilities located in 25 states and totaling approximately 6.6 million square feet for a total consideration of approximately $536 million, including the assumption of approximately $197.5 million in third party mortgage debt. These properties all have lease terms in excess of eight years. The price paid for the CPA®:12 properties was based on a third party valuation of the properties belonging to CPA®:12 as of December 31, 2005 and was adjusted as described in the Form S-4 filed by the registrant on October 25, 2006.
When the registrant obtains an economic interest in an entity, the registrant evaluates the entity to determine if the entity is deemed a variable interest entity (“VIE”), and if the registrant is deemed to be the primary beneficiary, in accordance with FASB Interpretation No. 46(R), “Consolidation of Variable Interest Entities” (“FIN 46(R)”). The registrant consolidates (i) entities that are VIEs and of which the registrant is deemed to be the primary beneficiary and (ii) entities that are non-VIEs which the registrant controls. Such entities are referred to as the “Consolidated Properties” in this Form 8-K/A and Exhibits. Entities that the registrant accounts for under the equity method (i.e. at cost, increased or decreased by the registrant’s share of earnings or losses, less distributions) include (i) entities that are VIEs and of which the registrant is not deemed to be the primary beneficiary and (ii) entities that are non-VIEs which the registrant does not control, but over which the registrant has the ability to exercise significant influence. Such entities are referred to as the “Equity Investments in Real Estate” in this Form 8K/A and Exhibits. Prior to the merger, the registrant owned interests in two investments which it accounted for under the equity method of accounting. Upon completion of the merger, the registrant acquired the remaining interests in these investments and will subsequently consolidate these investments. Therefore, the registrant has included these investments in “Consolidated Properties” in this Form 8-K/A and exhibits. The registrant will reconsider its determination of whether an entity is a VIE and who the primary beneficiary is if certain events occur that are likely to cause a change in the original determinations.
W. P. Carey & Co. LLC, directly or through its subsidiaries, provides both strategic and day-to-day management services for the registrant and, prior to the merger, provided such services for CPA®:12. The board of directors of the registrant and, prior to the merger, CPA®:12, includes or included representatives of W. P. Carey & Co. LLC.
In the merger, each share of CPA®:12 common stock held by a CPA®:12 stockholder of record as of the close of business on October 20, 2006 was converted into the right to receive, at the election of such stockholder, either 0.8692 shares of newly issued common stock of the registrant or cash in the amount of $10.30. Each share of CPA®:12 common stock held by a CPA®:12 stockholder of record after the close of business on October 20, 2006 was converted into the right to receive 0.8692 shares of common stock of the registrant. In connection with the merger, the registrant issued approximately 18.5 million shares of common stock and paid approximately $102 million to shareholders who elected to receive cash. CPA®:12 also paid a special cash distribution immediately prior to the merger of approximately $99.4 million.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
In order to finance the merger, the registrant entered into a $150 million line of credit with Wells Fargo Bank, N.A. The line of credit provides for an initial loan term of three years and an annual interest rate of LIBOR plus 135 to 160 basis points. The line of credit is guaranteed by all current and future subsidiaries of the registrant that own unencumbered assets. The registrant used approximately $25 million of this line of credit to finance the merger.

CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED
In addition, W. P. Carey & Co. LLC agreed to make available to the registrant an additional loan of up to $50 million which was funded using an existing W. P. Carey & Co. LLC credit line. The loan from W. P. Carey & Co. LLC to the registrant had a maturity date of May 2007 and bore interest ranging between LIBOR plus 110 basis points and 145 basis points, which are the same terms as the existing W. P. Carey & Co. LLC credit line. The registrant obtained a $24 million loan from W. P. Carey & Co. LLC on December 1, 2006 to finance the merger and repaid the loan on December 5, 2006 with proceeds from the line of credit.
ITEM 9.01 Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired.
The financial statements of the business acquired, required pursuant to Rule 3-14 of Regulation S-X, are attached as Exhibit 99.1 hereto.
(b) Pro Forma Financial Information.
The pro forma financial information required pursuant to Article 11 of Regulation S-X, is attached as Exhibit 99.2 hereto.
(c) Exhibits.

Exhibit No.	Exhibit
2.1	Agreement and Plan of Merger, dated as of June 29, 2006 among CPA®:14, CPA®:12, CPA 14 Acquisition Inc., CPI Holdings Incorporated and CPA 12 Merger Sub Inc. (incorporated herein by reference to Appendex A to the registrant’s Registration Statement on Form S-4, Filed on October 25, 2006, as amended, File No. 333-136031).

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Financial Statements of the Business Acquired

99.2	Pro Forma Financial Information
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corporate Property Associates 14 Incorporated

Date: February 16, 2007	By:	/s/ Mark J. DeCesaris

Mark J. DeCesaris Managing Director and acting Chief Financial Officer

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